SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CENTERPOINT ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This proxy covers all shares for which the undersigned has the right to give voting instructions to The Northern Trust Company, Trustee of the Texas Genco, LP, Savings Plan. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 p.m. on May 30, 2005. The Northern Trust Company as Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

CENTERPOINT ENERGY, INC.

2005 Annual Meeting of Shareholders

Voting Directions to Trustee—Common Stock

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of CenterPoint Energy, Inc. to be held on Thursday, June 2, 2005, at 9:00 a.m. in the auditorium of 1111 Louisiana Street, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting, unless such discretionary authority is withheld.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date on the reverse side and mail in the postage-paid envelope provided, or direct your vote by Internet or telephone as described on the reverse side. Specific choices may be made on the reverse side. In absence of instructions to the contrary, the shares represented will be voted in accordance with the Board’s recommendation.

The nominee for Class II director is Donald R. Campbell. The term of Class II directors will expire in 2007. The nominees for Class III directors are O. Holcombe Crosswell, Thomas F. Madison, Janiece M. Longoria and Peter S. Wareing. The term of Class III directors will expire in 2008. Your Board of Directors recommends that you vote FOR the nominees for director, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005, and AGAINST the shareholder proposal requesting that the Board provide for the annual election of all directors and the elimination of director classes with staggered three-year terms.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CenterPoint Energy, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to CenterPoint Energy, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

CNTRP1                KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CENTERPOINT ENERGY, INC.
Vote On Directors
1.	Election of nominee for Class II director. The nominee for director is 01) Donald R. Campbell	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominees’ number(s) on the line below.
2.	Election of nominees for Class III directors. The nominees for director are 02) O. Holcombe Crosswell, 03) Thomas F. Madison, 04) Janiece M. Longoria, 05) Peter S. Wareing	☐	☐	☐
Vote On Proposals					For	Against	Abstain
3.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005.				☐	☐	☐
4.	Shareholder proposal relating to electing all directors annually and elimination of director classes with staggered terms.				☐	☐	☐
5.	Withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting.				☐	☐	☐

Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

For comments, please check this box and write them on the back where indicated                        ☐

Signature [PLEASE SIGN WITHIN BOX]	Date

This proxy covers all shares for which the undersigned has the right to give voting instructions to The Northern Trust Company, Trustee of the CenterPoint Energy, Inc., Savings Plan. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 p.m. on May 30, 2005. The Northern Trust Company as Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

CENTERPOINT ENERGY, INC.

2005 Annual Meeting of Shareholders

Voting Directions to Trustee—Common Stock

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of CenterPoint Energy, Inc. to be held on Thursday, June 2, 2005, at 9:00 a.m. in the auditorium of 1111 Louisiana Street, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting, unless such discretionary authority is withheld.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date on the reverse side and mail in the postage-paid envelope provided, or direct your vote by Internet or telephone as described on the reverse side. Specific choices may be made on the reverse side. In absence of instructions to the contrary, the shares represented will be voted in accordance with the Board’s recommendation.

The nominee for Class II director is Donald R. Campbell. The term of Class II directors will expire in 2007. The nominees for Class III directors are O. Holcombe Crosswell, Thomas F. Madison, Janiece M. Longoria and Peter S. Wareing. The term of Class III directors will expire in 2008. Your Board of Directors recommends that you vote FOR the nominees for director, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005, and AGAINST the shareholder proposal requesting that the Board provide for the annual election of all directors and the elimination of director classes with staggered three-year terms.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CenterPoint Energy, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to CenterPoint Energy, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

CNTRP1                KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CENTERPOINT ENERGY, INC.
Vote On Directors
1.	Election of nominee for Class II director. The nominee for director is 01) Donald R. Campbell	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominees’ number(s) on the line below.
2.	Election of nominees for Class III directors. The nominees for director are 02) O. Holcombe Crosswell, 03) Thomas F. Madison, 04) Janiece M. Longoria, 05) Peter S. Wareing	☐	☐	☐
Vote On Proposals					For	Against	Abstain
3.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005.				☐	☐	☐
4.	Shareholder proposal relating to electing all directors annually and elimination of director classes with staggered terms.				☐	☐	☐
5.	Withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting.				☐	☐	☐

Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

For comments, please check this box and write them on the back where indicated                        ☐

Signature [PLEASE SIGN WITHIN BOX]	Date

This proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Company, Trustee of the Reliant Energy, Inc. Savings Plan, Reliant Energy, Inc. Union Savings Plan and STP Nuclear Operating Company Savings Plan. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 p.m. on May 30, 2005. Vanguard Fiduciary Company as Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

CENTERPOINT ENERGY, INC.

2005 Annual Meeting of Shareholders

Voting Directions to Trustee—Common Stock

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the Trustee, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the annual meeting of shareholders of CenterPoint Energy, Inc. to be held on Thursday, June 2, 2005, at 9:00 a.m. in the auditorium of 1111 Louisiana Street, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting, unless such discretionary authority is withheld.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date on the reverse side and mail in the postage-paid envelope provided, or direct your vote by Internet or telephone as described on the reverse side. Specific choices may be made on the reverse side. In absence of instructions to the contrary, the shares represented will be voted in accordance with the Board’s recommendation.

The nominee for Class II director is Donald R. Campbell. The term of Class II directors will expire in 2007. The nominees for Class III directors are O. Holcombe Crosswell, Thomas F. Madison, Janiece M. Longoria and Peter S. Wareing. The term of Class III directors will expire in 2008. Your Board of Directors recommends that you vote FOR the nominees for director, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005, and AGAINST the shareholder proposal requesting that the Board provide for the annual election of all directors and the elimination of director classes with staggered three-year terms.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CenterPoint Energy, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to CenterPoint Energy, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

CNTRP1                KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CENTERPOINT ENERGY, INC.
Vote On Directors
1.	Election of nominee for Class II director. The nominee for director is 01) Donald R. Campbell	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominees’ number(s) on the line below.
2.	Election of nominees for Class III directors. The nominees for director are 02) O. Holcombe Crosswell, 03) Thomas F. Madison, 04) Janiece M. Longoria, 05) Peter S. Wareing	☐	☐	☐
Vote On Proposals					For	Against	Abstain
3.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2005.				☐	☐	☐
4.	Shareholder proposal relating to electing all directors annually and elimination of director classes with staggered terms.				☐	☐	☐
5.	Withhold granting of discretionary authority to vote on all other matters that may properly come before the Annual Meeting.				☐	☐	☐

Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

For comments, please check this box and write them on the back where indicated                        ☐

Signature [PLEASE SIGN WITHIN BOX]	Date